Exhibit 10(a)4

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

THE SOUTHERN COMPANY

The following are the annual base salaries, effective March 1, 2011, of the current Chief Executive Officer and Chief Financial Officer of The Southern Company (the “Company”) and certain other current or former executive officers of the Company who served during 2010.

David M. Ratcliffe* Chairman and Chief Executive Officer	$1,163,351
W. Paul Bowers** Executive Vice President and Chief Financial Officer	$721,928
Thomas A. Fanning*** Chairman, President and Chief Executive Officer	$1,070,000
G. Edison Holland, Jr. Executive Vice President and General Counsel	$620,724
Charles D. McCrary Executive Vice President of the Company, President and Chief Executive Officer of Alabama Power Company	$758,611
Michael D. Garrett**** Executive Vice President of the Company, President and Chief Executive Officer of Georgia Power Company	$695,402
Art P. Beattie***** Executive Vice President and Chief Financial Officer	$556,400

*	Retired December 1, 2010
**	Through August 12, 2010
***	Effective December 1, 2010
****	Retired December 31, 2010
*****	From August 13, 2010